UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2018

IBM CREDIT LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55786	22-2351962
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-765-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-219724 on Form S-3, which was declared effective by the Securities and Exchange Commission on August 17, 2017, the documents included as Exhibits 1, 4.1, 4.2 and 4.3 hereto, relating to $2,000,000,000 aggregate principal amount of debt securities of the Registrant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1
Underwriting Agreement dated February 1, 2018 among IBM Credit LLC and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Santander Investment Securities Inc. and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters

4.1	Form of Floating Rate Note due 2021

4.2	Form of 2.650% Note due 2021

4.3	Form of 3.000% Note due 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  February 5, 2018
IBM Credit LLC

By:	/s/ Elizabeth Barzelatto
Name: Elizabeth Barzelatto
Title: Treasurer